Exhibit 99.1

All Proposals Passed at MassRoots’ 2018 Annual Meeting of Stockholders

DENVER, June 19, 2018 - MassRoots, Inc. (“MassRoots” or the “Company”) (OTCQB:MSRT), a leading technology platform for the regulated cannabis industry, announced the final results of its 2018 annual meeting of stockholders, including results from its reconvened meeting held on June 15, 2018 with respect to the proposal to approve the Company’s Second Amended and Restated Certificate of Incorporation.

As previously noted in a press release dated June 13, 2018, the Company’s director nominees were all re-elected to the Company’s board by an overwhelming majority of the votes cast at the annual meeting. In addition, stockholders approved the following proposals: (i) approval of the Company’s 2018 Equity Incentive Plan and the reservation of 25,000,000 shares of common stock for the issuance thereunder; (ii) ratification of the appointment of RBSM LLP as the Company’s independent public accountant for the fiscal year ended December 31, 2018; (iii) an advisory vote on executive compensation; and (iv) approval of a three-year frequency for holding an advisory vote on executive compensation. On June 15, 2018, the Company reconvened its annual meeting with respect to the proposal to approve the Company’s Second Amended and Restated Certificate of Incorporation. On June 15, 2018, the majority of the outstanding voting capital of the Company approved the Company’s Second Amended and Restated Certificate of Incorporation.

For more information and complete results of the Company’s 2018 annual meeting, please refer to MassRoots’ amended Current Report on Form 8-K/A filed with the U.S. Securities and Exchange Commission on June 19, 2018.

About MassRoots

MassRoots, Inc. is one of the leading technology platforms for the regulated cannabis industry. Powered by more than one million registered users, the Company's mobile apps empower consumers to make educated cannabis purchasing decisions through community-driven reviews. With a significant market share of medical cannabis patients in certain markets and more than 35,000 shareholders, the Company believes it is uniquely positioned to best serve the needs of the cannabis industry. For more information, please visit MassRoots.com/Investors and review MassRoots' filings with the U.S. Securities and Exchange Commission.

Forward-looking Statements

This press release contains certain forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are identified by the use of the words “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “may,” “continue,” “predict,” “potential,” “project” and similar expressions that are intended to identify forward-looking statements. All forward-looking statements speak only as of the date of this press release. You should not place undue reliance on these forward-looking statements. Although we believe that our plans, objectives, expectations and intentions reflected in or suggested by the forward-looking statements are reasonable, we can give no assurance that these plans, objectives, expectations or intentions will be achieved. Forward-looking statements involve significant risks and uncertainties (some of which are beyond our control) and assumptions that could cause actual results to differ materially from historical experience and present expectations or projections. These forward-looking statements should, therefore, be considered in light of various important factors, including those set forth in Massroots’ reports that it files from time to time with the Securities and Exchange Commission and which you should review, including those statements under “Item 1A – Risk Factors” in MassRoots’ Annual Report on Form 10-K, as amended by MassRoots’ Quarterly Report on Form 10-Q. Actual results may differ materially from those in the forward-looking statements and the trading price for our common stock may fluctuate significantly. Except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events.